Exhibit 10.8

Amended and Restated as of May 15, 2014

Garnero Group Acquisition Company

Av Brig. Faria Lima

1485-19 Andar

Brasilinvest Plaza CEP 01452-002

Sao Paulo

Brazil

Gentlemen:

Garnero Group Acquisition Company (“Company”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”), pursuant to a registration statement on Form S-1 (“Registration Statement”).

The undersigned commits to purchase an aggregate of 62,500 units (“Firm Units” and, together with the Additional Units, as defined below, “Private Units”) of the Company, each Private Unit consisting of one ordinary share, par value $0.0001 per share of the Company (“Ordinary Shares”), and one right (“Right”) each entitling the holder to automatically receive one-tenth (1/10) of an Ordinary Share upon consummation of a Business Combination, and one warrant (“Warrant”) to purchase one half (1/2) of an Ordinary Share with an exercise price of $11.50 per whole share, at $10.00 per Private Unit, or an aggregate purchase price of $625,000 (the “Initial Purchase Price”).  Additionally, if the underwriters in the IPO exercise their over-allotment option in full or part, the undersigned further commits to purchase up to an additional 9,375 Private Units (“Additional Units”) for an aggregate purchase price of $93,750 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”), pro rata with the portion of the over-allotment option that was exercised.  At least twenty-four (24) hours prior to the effective date of the Registration Statement, the undersigned will cause the full Purchase Price of $718,750 to be delivered to Graubard Miller (“GM”), counsel for the Company, by wire transfer as set forth in the instructions attached as Exhibit A to hold in a non-interest bearing account until the Company consummates the IPO and over-allotment option, if any.

The consummation of the purchase and issuance of the Firm Units and Additional Units (if any) shall occur simultaneously with the consummation of the IPO and over-allotment option (if any), respectively.  Simultaneously with the consummation of the IPO, GM shall deposit the Initial Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Company for the benefit of the Company’s public stockholders as described in the Registration Statement.  Simultaneously with the consummation of all or any part of the over-allotment option, GM shall deposit the pro-rata portion of the Over-Allotment Purchase Price, based upon the amount of the over-allotment option that has been exercised, without interest or deduction, into the Trust Fund.  Upon expiration of the over-allotment option, GM shall return any unused portion of the Over-Allotment Purchase Price to the undersigned, without interest.  If the Company does not complete the IPO within six (6) months from the date of this letter (subject to a six (6) month extension at the Company’s option in its sole discretion), the Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Company and the undersigned acknowledges and agrees that GM is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Units and GM’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price for the Private Units as described above.  GM shall not be liable to the Company or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless GM has acted in a manner constituting gross negligence or willful misconduct.  The Company shall indemnify GM against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct.  GM may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Units will be identical to the units to be sold by the Company in the IPO, except that the Warrants included in the Private Units will be non-redeemable and may be exercised on a cashless basis, in each case, so long as they continue to be held by the undersigned or its permitted transferees.  Additionally, the undersigned agrees:

•

to vote the Ordinary Shares included in the Private Units in favor of any proposed Business Combination;

•

not to propose, or vote in favor of, an amendment to the Company’s amended and restated memorandum and articles of association with respect to the Company’s pre-Business Combination activities prior to the consummation of such a Business Combination;

•

not to convert any Ordinary Shares included in the Private Units into the right to receive cash from the Trust Fund in connection with a shareholder vote to approve either a Business Combination or an amendment to the provisions of the Company’s amended and restated memorandum and articles of association relating to shareholders’ rights or pre-business combination activity;

•

that the Private Units and underlying securities will not be transferable until after the completion of a Business Combination except (i) to the Company’s officers, directors and employees, to the undersigned’s affiliates, or to its members upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Private Units were originally purchased or (vi) to the Company for cancellation in connection with the consummation of a Business Combination, in each case (except for clause vi) where the transferee agrees to the terms of the transfer restrictions;

•

the Private Units will be subject to customary registration rights, pursuant to a Registration Rights Agreement on terms agreed upon by the Company and the Underwriters to be filed as an exhibit to the Registration Statement;

•

notwithstanding anything to the contrary, the warrants underlying the Private Units shall not be exercisable after the five year anniversary of the effective date of the Registration Statement; and

•

the undersigned will not participate in any liquidation distribution with respect to the Private Units (but will participate in liquidation distributions with respect to any units or Ordinary Shares purchased by the Undersigned in the IPO or in the open market) if the Company fails to consummate a Business Combination.

The undersigned hereby represents and warrants that:

(a)

it has been advised that the Private Units have not been registered under the Securities Act;

(b)

it is acquiring the Private Units for its account for investment purposes only;

(c)

it has no present intention of selling or otherwise disposing of the Private Units in violation of the securities laws of the United States;

(d)

it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)

it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)

it is familiar with the proposed business, management, financial condition and affairs of the Company;

(g)

it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)

this letter constitutes its legal, valid and binding obligation, and is enforceable against it.

Very truly yours,

EarlyBirdCapital, Inc.

By:

/s/ Steven Levine

Name: Steven Levine

Title: CEO

Accepted and Agreed:

Garnero Group Acquisition Company

By:

/s/ Mario Garnero

Name: Mario Garnero

Title: Chief Executive Officer

Graubard Miller

(solely with respect to its obligations to hold

and disburse monies for the Private Units)

By:

/s/ Jeffrey M. Gallant

Name: Jeffrey M. Gallant

Title: Partner